===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 1999

                                   ----------

                               STERIS CORPORATION

                                   ----------
             (Exact Name of Registrant as Specified in Its Charter)


            OHIO                         0-20165                 34-1482024
 ----------------------------         -------------          ------------------
 (State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


             5960 HEISLEY ROAD, MENTOR, OHIO                   44060-1834
           ---------------------------------                   ----------
           (Address of Principal Executive Offices)            (Zip Code)


                                  440-354-2600
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 5.  OTHER EVENTS.

         See the press release, dated August 12, 1999, filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1               Press Release, dated August 12, 1999

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            STERIS CORPORATION


Date: August 31, 1999                       By: /s/ Les C. Vinney
                                            ------------------------------------
                                            Les C. Vinney, Senior Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Exhibit Description
--------------             -------------------

     99.1                  Press Release, dated August 12, 1999